| Debtor | Case number | Abbreviation |
|---|---|---|
| Luminent Mortgage Capital, Inc. | 08-21389-DK | LUM |
| Luminent Capital Management, Inc. | 08-21390-DK | LCM |
| Maia Mortgage Finance Statutory Trust | 08-21391-DK | MAIA |
| Mercury Mortgage Finance Statutory Trust | 08-21392-DK | MER |
| Minerva CDO Delaware SPV LLC | 08-21393-DK | MIN CDO |
| Minerva Mortgage Finance Corporation | 08-21394-DK | MIN |
| OT Realty Trust | 08-21395-DK | OT |
| Pantheon Holding Company, Inc. | 08-21396-DK | PAN |
| Proserpine, LLC | 08-21397-DK | PRO |
| Saturn Portfolio Management, Inc. | 08-21398-DK | SAT |

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, DECEMBER 2008
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document

| Report/Document Attached | Previously Waived | |
|---|---|---|
| X | | 1. Cash Receipts and Disbursements Statement (Form 2-B) |
| | | 2. Balance Sheet (Form 2-C) |
| | | 3. Profit and Loss Statement (Form 2-D) |
| | | 4. Supporting Schedules (Form 2-E) |
| X | | 5. Disbursements Summary (Form 2-F) |
| X | | 6. Narrative (Form 2-G) |
| X | | 7. Bank Statements for All Bank Accounts |
| X | | 8. Bank Statement Reconciliations for All Bank Accounts |

Questionnaire

| Please answer questions below | Yes | No | |
|---|---|---|---|
| 1. Is the business still operating? | X | | |
| 2. Were any assets (other than inventory) sold this month? | | X | |
| 3. Were all employees timely paid this month? | X | | |
| 4. Are all insurance policies and operating licenses current and in effect? | | X | (1) |
| 5. Did you open any new bank accounts this month? | | X | |
| 6. Did you deposit all receipts into your DIP account this month? | | X | (2) |
| 7. Have all taxes been timely paid? | | X | (3) |
| 8. Are you current on the U.S. Trustee quarterly fee payments? | X | | |

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: May 12 , 2009

Print name: Zachary H Pashel
Signature: /s/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California was suspended, however effective January 1, 2008 the company is no longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain state and federal taxes for 2007 and 2008 are past due.

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period December 1, 2008 to December 31, 2008

| Cash flow Summary | LUM | | MIN | |
|---|---|---|---|---|
| | Current Month | Accumulated | Current Month | Accumulated |
| 1. Beginning cash balance | $ 348,540 | $ 234,454 | $ - | $ 100,046 |
| 2. Cash receipts | | | | |
| Operations | 17,308 | 314,419 | 4,067 | 19,107 |
| Sale of assets | - | - | - | - |
| Loans/advances | 105,000 | 537,000 | - | - |
| Other | 7,542 | 136,910 | - | 9,759 |
| Total Cash Receipts | 129,850 | 988,329 | 4,067 | 28,866 |
| 3. Cash Disbursements | | | | |
| Operations | 179,471 | 734,179 | - | 65,190 |
| Debt Service/Secured loan payment | - | - | - | - |
| Professional Fees/U.S. Trustee Fees | 100,823 | 289,640 | - | - |
| Other | - | 869 | - | 59,655 |
| Total Cash Disbursements | 280,294 | 1,024,688 | - | 124,845 |
| 4. Net Cash Flow (total Cash Receipts less Total Cash Disbursements) | (150,444) | (36,358) | 4,067 | (95,979) |
| Ending Cash balance (to Form 2-C) | $ 198,096 | $ 198,096 | $ 4,067 | $ 4,067 |

| CASH BALANCE SUMMARY | Financial Institution | Book Balance |
|---|---|---|
| Petty Cash | | N/A |
| DIP Operating account (LUM) | Wachovia | $ 205,927 |
| DIP State Tax Account | | N/A |
| DIP Payroll Account | | N/A |
| Other Operating Account (LUM) | Bank of America | $ (7,832) |
| Other Operating Account (LUM) | Bank of the West | $ - |
| Sweep account (LUM) | JPMorgan Custody Account | $ - |
| Other Interest Bearing Account (MIN) | JPMorgan Custody Account | $ 4,067 |
| TOTAL (must agree with Ending Cash Balance above) | | $ 202,162 |

| Debtor | | Case number | Abbreviation |
|---|---|---|---|
| Luminent Mortgage Capital, Inc. | | 08-21389-DK | LUM |
| Luminent Capital Management, Inc. | | 08-21390-DK | LCM |
| Maia Mortgage Finance Statutory Trust | | 08-21391-DK | MAIA |
| Mercury Mortgage Finance Statutory Trust | | 08-21392-DK | MER |
| Minerva CDO Delaware SPV LLC | | 08-21393-DK | MIN CDO |
| Minerva Mortgage Finance Corporation | | 08-21394-DK | MIN |
| OT Realty Trust | | 08-21395-DK | OT |
| Pantheon Holding Company, Inc. | | 08-21396-DK | PAN |
| Proserpine, LLC | | 08-21397-DK | PRO |
| Saturn Portfolio Management, Inc. | | 08-21398-DK | SAT |

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period December 1, 2008 to December 31, 2008

LUM

| CASH RECEIPTS DETAIL | | ACCOUNT NUMBER | 2000037939702 |
|---|---|---|---|
| Date | Payer | Description | Amount |
| 12/03/08 | Wells Fargo Bank | Interest receipts | $ 2,677 |
| 12/04/08 | Wells Fargo Bank | Interest receipts | 70 |
| 12/04/08 | Wells Fargo Bank | Interest receipts | 878 |
| 12/04/08 | Wells Fargo Bank | Interest receipts | 1,929 |
| 12/05/08 | Wells Fargo Bank | Interest receipts | 423 |
| 12/05/08 | Wells Fargo Bank | Interest receipts | 821 |
| 12/08/08 | Wells Fargo Bank | Interest receipts | 938 |
| 12/08/08 | Arco Capital Corporation | DIP financing receipts | 30,000 |
| 12/18/08 | IndyMac Bank | Interest receipts | 4,745 |
| 12/22/08 | Arco Capital Corporation | DIP financing receipts | 75,000 |
| 12/31/08 | HR Simplified | COBRA benefit receipts | 4,827 |
| | | Total Cash Receipts | $ 122,308 |

LUM

| CASH RECEIPTS DETAIL | | ACCOUNT NUMBER | 021-50526 |
|---|---|---|---|
| Date | Payer | Description | Amount |
| None | | | |
| | | Total Cash Receipts | $ - |

LUM

| CASH RECEIPTS DETAIL | | ACCOUNT NUMBER | 12356-81798 |
|---|---|---|---|
| Date | Payer | Description | Amount |
| 12/5/2008 | Bank of America aXtA3 | Analysis refund | $ 7,542 |
| | | Total Cash Receipts | $ 7,542 |

LUM

| CASH RECEIPTS DETAIL | | ACCOUNT NUMBER | 756-032058 |
|---|---|---|---|
| Date | Payer | Description | Amount |
| None | | | |
| | | Total Cash Receipts | $ - |

MIN

| CASH RECEIPTS DETAIL | | ACCOUNT NUMBER | 021-58765 |
|---|---|---|---|
| Date | Payer | Description | Amount |
| 12/3/2008 | Luminent Mortgage Trust | Corporate Bond Interest | $ 4,067 |
| | | Total Cash Receipts | $ 4,067 |

| Debtor | Case number | Abbreviation |
|---|---|---|
| Luminent Mortgage Capital, Inc. | 08-21389-DK | LUM |
| Luminent Capital Management, Inc. | 08-21390-DK | LCM |
| Maia Mortgage Finance Statutory Trust | 08-21391-DK | MAIA |
| Mercury Mortgage Finance Statutory Trust | 08-21392-DK | MER |
| Minerva CDO Delaware SPV LLC | 08-21393-DK | MIN CDO |
| Minerva Mortgage Finance Corporation | 08-21394-DK | MIN |
| OT Realty Trust | 08-21395-DK | OT |
| Pantheon Holding Company, Inc. | 08-21396-DK | PAN |
| Proserpine, LLC | 08-21397-DK | PRO |
| Saturn Portfolio Management, Inc. | 08-21398-DK | SAT |

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period December 1, 2008 to December 31, 2008

LUM

| CASH DISBURSEMENTS DETAIL | | ACCOUNT NUMBER | 2000007909702 | |
|---|---|---|---|---|
| Date | Check No | Payee | Description | Amount |
| 12/08/08 | 1066 | Shapiro, Sher, Guinot & Sandler | Professional Fees and Expenses | $ 51,524 |
| 12/08/08 | n/a | ADP | Salaries & Benefits | 33,038 |
| 12/08/08 | 1067 | Richard J. Reisman | Salaries & Benefits | 17,000 |
| 12/08/08 | n/a | ADP | Salaries & Benefits | 15,329 |
| 12/08/08 | 1074 | Tikofsky, Andrew | Salaries & Benefits | 7,500 |
| 12/08/08 | 1073 | Olson, Patrick | Information Tech/Systems | 4,000 |
| 12/08/08 | 1080 | Miller, Bruce A. | Board of Directors | 3,333 |
| 12/08/08 | 1081 | Goldstein, Robert | Board of Directors | 3,333 |
| 12/08/08 | 1072 | Westside Property Investment Company | Rent | 2,000 |
| 12/08/08 | 1070 | Mellon Investor Services, LLC | Public Company | 1,182 |
| 12/08/08 | n/a | Pen-Cal | Salaries & Benefits | 945 |
| 12/08/08 | 1075 | Chang, Karen | Travel & Entertainment | 740 |
| 12/08/08 | 1075 | Chang, Karen | Printer | 633 |
| 12/08/08 | 1079 | UNUM LIFE INSURANCE | Salaries & Benefits | 592 |
| 12/08/08 | 1071 | Principal Financial Group | Salaries & Benefits | 369 |
| 12/08/08 | n/a | CDH Card Systems | Salaries & Benefits | 289 |
| 12/08/08 | 1076 | Weiss, Barry | Office Supplies | 268 |
| 12/08/08 | 1068 | ADP, INC. | Salaries & Benefits | 260 |
| 12/08/08 | 1078 | Iron Mountain Records Management | Office Supplies | 253 |
| 12/08/08 | 1069 | CDH Card Systems, Inc. | Salaries & Benefits | 90 |
| 12/08/08 | 1077 | Susan Manning | Office Supplies | 15 |
| 12/03/08 | n/a | Wells Fargo Bank | Interest receipts | 352 |
| 12/03/08 | n/a | Wachovia Bank | Custody and bank fees | 163 |
| 12/11/08 | 1084 | ARENT FOX LLP | Professional Fees and Expenses | 22,456 |
| 12/11/08 | 1090 | MAHONEY COHEN & COMPANY | Professional Fees and Expenses | 11,322 |
| 12/11/08 | 1085 | Tikofsky, Andrew | Salaries & Benefits | 7,500 |
| 12/11/08 | 1088 | XO Communications | Information Tech/Systems | 2,053 |
| 12/11/08 | 1089 | XO Communications | Information Tech/Systems | 2,000 |
| 12/11/08 | 1086 | U.S. TRUSTEE - LUM | Professional Fees and Expenses | 1,625 |
| 12/11/08 | 1087 | Richard J. Reisman | Travel & Entertainment | 1,507 |
| 12/11/08 | 1083 | AT&T - 021471292 | Office Supplies | 1,066 |
| 12/11/08 | 1082 | Verizon | Office Supplies | 61 |
| 12/19/08 | n/a | ADP | Salaries & Benefits | 34,015 |
| 12/19/08 | n/a | ADP | Salaries & Benefits | 15,034 |
| 12/19/08 | 1099 | Hunton & Williams LLP | Professional Fees and Expenses | 13,895 |
| 12/19/08 | 1094 | Richard J. Reisman | Salaries & Benefits | 8,500 |
| 12/19/08 | 1093 | Tikofsky, Andrew | Salaries & Benefits | 7,500 |
| 12/19/08 | 1097 | Canonwill, Inc. | Insurance | 4,826 |
| 12/19/08 | n/a | Pen-Cal | Salaries & Benefits | 945 |
| 12/19/08 | 1092 | UNUM LIFE INSURANCE | Salaries & Benefits | 592 |
| 12/19/08 | 1100 | Weiss, Barry | Travel & Entertainment | 301 |
| 12/19/08 | n/a | CDH Card Systems | Salaries & Benefits | 209 |
| 12/19/08 | 1095 | ADP, INC. | Salaries & Benefits | 270 |
| 12/19/08 | 1098 | Iron Mountain Records Management | Office Supplies | 253 |
| 12/19/08 | 1091 | Susan Manning | Office Supplies | 206 |
| 12/19/08 | 1096 | CDH Card Systems, Inc. | Salaries & Benefits | 90 |
| | | | Total Cash Disbursements | $ 280,204 |

LUM

| CASH DISBURSEMENTS DETAIL | | ACCOUNT NUMBER | 021-50526 | |
|---|---|---|---|---|
| Date | Check No | Payee | Description | Amount |
| None | | | | |
| | | | Total Cash Disbursements | $ - |

LUM

| CASH DISBURSEMENTS DETAIL | | ACCOUNT NUMBER | 12366-81798 | |
|---|---|---|---|---|
| Date | Check No. | Payee | Description | Amount |
| None | | | | |
| | | | Total Cash Disbursements | $ - |

LUM

| CASH DISBURSEMENTS DETAIL | | ACCOUNT NUMBER | 756-032058 | |
|---|---|---|---|---|
| Date | Check No. | Payee | Description | Amount |
| | | | Total Cash Disbursements | $ - |

MIN

| CASH DISBURSEMENTS DETAIL | | ACCOUNT NUMBER | 021-50765 | |
|---|---|---|---|---|
| Date | Check No | Payee | Description | Amount |
| None | | | | |
| | | | Total Cash Disbursements | $ - |

| Debtor | Case number | Abbreviation |
|---|---|---|
| Luminent Mortgage Capital, Inc. | 08-21389-DK | LUM |
| Luminent Capital Management, Inc. | 08-21390-DK | LCM |
| Maia Mortgage Finance Statutory Trust | 08-21391-DK | MAIA |
| Mercury Mortgage Finance Statutory Trust | 08-21392-DK | MER |
| Minerva CDO Delaware SPV LLC | 08-21393-DK | MIN CDO |
| Minerva Mortgage Finance Corporation | 08-21394-DK | MIN |
| OT Realty Trust | 08-21395-DK | OT |
| Pantheon Holding Company, Inc. | 08-21396-DK | PAN |
| Proserpine, LLC | 08-21397-DK | PRO |
| Saturn Portfolio Management, Inc. | 08-21398-DK | SAT |

Form 2-F

DISBURSEMENT SUMMARY

For Month Ended December 31, 2008

| | |
|---|---|
| Total Disbursements from Operating Account | $ 280,294 |
| Total Disbursements from Payroll Account | $ - |
| Total Disbursements from Escrow Account | $ - |
| Total Disbursements from Other Account | $ - |
| Grand Total | $ 280,294 |

Fee

| Debtor | Case number | Abbreviation |
|---|---|---|
| Luminent Mortgage Capital, Inc. | 08-21389-DK | LUM |
| Luminent Capital Management, Inc. | 08-21390-DK | LCM |
| Maia Mortgage Finance Statutory Trust | 08-21391-DK | MAIA |
| Mercury Mortgage Finance Statutory Tru | 08-21392-DK | MER |
| Minerva CDO Delaware SPV LLC | 08-21393-DK | MIN CDO |
| Minerva Mortgage Finance Corporation | 08-21394-DK | MIN |
| OT Realty Trust | 08-21395-DK | OT |
| Pantheon Holding Company, Inc. | 08-21396-DK | PAN |
| Proserpine, LLC | 08-21397-DK | PRO |
| Saturn Portfolio Management, Inc. | 08-21398-DK | SAT |

Form 2-G

NARRATIVE

For Month Ended December 31, 2008

The Debtors do not currently have sufficient internal accounting capacity or funds to spend on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly Operating Report.